                                 PROJECT EAGLE

                     PRESENTATION TO THE SPECIAL COMMITTEE
                           OF THE BOARD OF DIRECTORS

                            BEAR, STEARNS & CO. INC.

                                NOVEMBER 1, 1995

BEAR STEARNS

                               TABLE OF CONTENTS

I     Summary Financial Information
II    Summary Valuation Analysis
      -  Conner Peripherals Acquisition
      -  Digital Equipment Disk Drive Acquisition
      -  Other Comparable Acquisitions
      -  Comparable Publicly Traded Companies
III   Multiple and Premium Analysis
IV    Price and Volume Analysis
EXHIBITS
A     Control Premium Analysis of Selected Comparable Publicly Traded Companies
B     Survey of Selected Comparable Publicly Traded Companies
C     Survey of Comparable Acquisitions
D     Premium Analysis of Selected Acquisitions of Remaining Interests

BEAR STEARNS

                                 PROJECT EAGLE

                                   SECTION I

                         SUMMARY FINANCIAL INFORMATION

BEAR STEARNS

                                 PROJECT EAGLE

                         SUMMARY FINANCIAL INFORMATION

                            KEY FINANCIAL STATISTICS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

Latest Twelve Months EPS(1)...................................................       $ (1.63)
Projected Calendar 1995 EPS...................................................       $ (1.45)
Projected Calendar 1996 EPS...................................................    $0.50-$1.00
Latest Twelve Months Revenue(1)...............................................      $1,111.4
Latest Twelve Months EBITDA(1)(2).............................................        (41.7)
Latest Twelve Months EBIT(1)..................................................        (75.7)
Cash and Cash Equivalents(3)..................................................        $19.4
Total Debt(3).................................................................        175.4
Available Credit Capacity(3)..................................................         48.0

---------------

(1) Latest twelve months data is for the period ended September 30, 1995.

(2) Defined as earnings before interest, taxes, depreciation and amortization.

(3) As of September 30, 1995.

BEAR STEARNS                                                             Page 2

                                 PROJECT EAGLE

                         SUMMARY FINANCIAL INFORMATION

                      HISTORICAL QUARTERLY FINANCIAL DATA
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                      6/26/93     9/25/93     12/25/93     3/26/94     6/25/94
                                                      --------    --------    ---------    --------    --------
                                                                                 (1)
Revenue.............................................  $260.574    $313.546    $ 318.098    $260.397    $218.310
Cost of revenue.....................................   278.583     323.999      371.731     230.701     194.286
                                                      --------    --------     --------    --------    --------
Gross margin........................................   (18.009)    (10.453)     (53.633)     29.696      24.024
Operating expenses:
 Research and development...........................    30.676      26.684       25.751      14.057      14.036
 Selling, general and administrative................    20.575      19.662       19.849      18.768      21.045
 Restructuring/Other................................     0.000       0.000       19.500       0.000       0.000
                                                      --------    --------     --------    --------    --------
Total operating expenses............................    51.251      46.346       65.100      32.825      35.081
                                                      --------    --------     --------    --------    --------
Income (loss) from operations.......................   (69.260)    (56.799)    (118.733)     (3.129)    (11.057)
Interest expense....................................    (3.099)     (2.743)      (2.228)     (2.017)     (1.971)
Interest income.....................................     0.680       0.419        0.156       1.028       1.439
Minority interest in loss of joint venture..........     0.000       0.000        0.000       0.000       0.000
                                                      --------    --------     --------    --------    --------
Income (loss) before income taxes...................   (71.679)    (59.123)    (120.805)     (4.118)    (11.589)
Provision for income taxes..........................     0.500       0.500        0.500       0.364       0.600
                                                      --------    --------     --------    --------    --------
Net income (loss)...................................  $(72.179)   $(59.623)   $(121.305)   $ (4.482)   $(12.189)
                                                      ========    ========     ========    ========    ========
Fully diluted income (loss) per share...............  $  (2.50)   $  (2.02)   $   (4.12)   $  (0.11)   $  (0.24)
                                                      ========    ========     ========    ========    ========
Operating income (loss) excl. non-recurring items...  $(69.260)   $(56.799)   $ (30.333)   $ (3.129)   $(11.057)


                                                      9/24/94     12/24/94    3/25/95      7/1/95     9/30/95
                                                      --------    --------    --------    --------    --------
                                                        (2)                      (3)
Revenue.............................................  $174.368    $238.174    $275.947    $315.894    $281.406
Cost of revenue.....................................   191.064     216.846     248.473     286.033     281.359
                                                      --------    --------    --------    --------    --------
Gross margin........................................   (16.696)     21.328      27.474      29.861       0.047
Operating expenses:
 Research and development...........................    14.589      15.791      16.353      22.791      21.847
 Selling, general and administrative................    21.437      20.078      19.040      18.976      19.486
 Restructuring/Other................................     0.000       0.000     (10.213)      0.000       0.000
                                                      --------    --------    --------    --------    --------
Total operating expenses............................    36.026      35.869      25.180      41.767      41.333
                                                      --------    --------    --------    --------    --------
Income (loss) from operations.......................   (52.722)    (14.541)      2.294     (11.906)    (41.286)
Interest expense....................................    (2.445)     (2.083)     (1.880)     (1.820)     (2.511)
Interest income.....................................     1.050       0.789       0.938       0.552       0.107
Minority interest in loss of joint venture..........     0.000       0.000       0.000       0.000       0.000
                                                      --------    --------    --------    --------    --------
Income (loss) before income taxes...................   (54.117)    (15.835)      1.352     (13.174)    (43.690)
Provision for income taxes..........................     0.600       0.600       0.233       0.653       0.798
                                                      --------    --------    --------    --------    --------
Net income (loss)...................................  $(54.717)   $(16.435)   $  1.119    $(13.827)   $(44.488)
                                                      ========    ========    ========    ========    ========
Fully diluted income (loss) per share...............  $  (1.09)   $  (0.32)   $   0.02    $  (0.27)   $  (0.84)
                                                      ========    ========    ========    ========    ========
Operating income (loss) excl. non-recurring items...  $(34.722)   $(14.541)   $ (7.919)   $(11.906)   $(41.286)

---------------

(1) Includes special charges of $68.9 million in cost of revenue and a restructuring charge of $19.5 million.

(2) Includes one-time charge of approximately $18 million in cost of revenue.

(3) Net income includes $10.213 million related to the gain on sale of the Company's interest in Maxoptix Corporation.

BEAR STEARNS                                                              Page 3

                                 PROJECT EAGLE

                         SUMMARY FINANCIAL INFORMATION

                      HISTORICAL QUARTERLY FINANCIAL DATA


AS A % OF REVENUES:
                                               6/26/93    9/25/93    12/25/93    3/26/94    6/25/94
                                               -------    -------    --------    -------    -------
                                                                       (1)
Revenue.....................................   100.0%     100.0%      100.0%     100.0%     100.0%
Cost of revenue.............................   106.9%     103.3%      116.9%      88.6%      89.0%
                                               -------    -------    --------    -------    -------
Gross margin................................    (6.9%)     (3.3%)     (16.9%)     11.4%      11.0%
Operating expenses:
  Research and development... ..............    11.8%       8.5%        8.1%       5.4%       6.4%
  Selling, general and administrative.......     7.9%       6.3%        6.2%       7.2%       9.6%
  Restructuring/Other.......................     0.0%       0.0%        6.1%       0.0%       0.0%
                                               -------    -------    --------    -------    -------
Total operating expenses....................    19.7%      14.8%       20.5%      12.6%      16.1%
                                               -------    -------    --------    -------    -------
Income (loss) from operations...............   (26.6%)    (18.1%)     (37.3%)     (1.2%)     (5.1%)
Interest expense............................    (1.2%)     (0.9%)      (0.7%)     (0.8%)     (0.9%)
Interest income.............................     0.3%       0.1%        0.0%       0.4%       0.7%
Minority interest in loss of joint venture..     0.0%       0.0%        0.0%       0.0%       0.0%
                                               -------    -------    --------    -------    -------
Income (loss) before income taxes...........   (27.5%)    (18.9%)     (38.0%)     (1.6%)     (5.3%)
Provision forincome taxes...................     0.2%       0.2%        0.2%       0.1%       0.3%
                                               -------    -------    --------    -------    -------
Net income (loss)...........................   (27.7%)    (19.0%)     (38.1%)     (1.7%)     (5.6%)
                                               =======    =======    ========    =======    =======


                                               9/24/94     12/24/94    3/25/95    7/1/95    9/30/95
                                               --------    --------    -------    ------    -------
                                                 (2)                     (3)
Revenue.....................................    100.0%      100.0%     100.0%     100.0%    100.0%
Cost of revenue.............................    109.6%       91.0%      90.0%      90.5%    100.0%
                                               -------     --------    -------    -------   -------
Gross margin................................     (9.6%)       9.0%      10.0%       9.5%      0.0%
Operating expenses:
  Research and development... ..............      8.4%        6.6%       5.9%       7.2%      7.8%
  Selling, general and  administrative......     12.3%        8.4%       6.9%       6.0%      6.9%
  Restructuring/Other.......................      0.0%        0.0%      (3.7%)      0.0%      0.0%
                                               -------     --------    -------    -------   -------
Total operating expenses....................     20.7%       15.1%       9.1%      13.2%     14.7%
                                               -------     --------    -------    -------   -------
Income (loss) from operations...............    (30.2%)      (6.1%)      0.8%      (3.8%)   (14.7%)
Interest expense............................     (1.4%)      (0.9%)     (0.7%)     (0.6%)    (0.9%)
Interest income.............................      0.6%        0.3%       0.3%       0.2%      0.0%
Minority interest in loss of joint venture..      0.0%        0.0%       0.0%       0.0%      0.0%
                                               -------     --------    -------    -------   -------
Income (loss) before income taxes...........    (31.0%)      (6.6%)      0.5%      (4.2%)   (15.5%)
Provision forincome taxes...................      0.3%        0.3%       0.1%       0.2%      0.3%
                                               -------     --------    -------    -------   -------
Net income (loss)...........................    (31.4%)      (6.9%)      0.4%      (4.4%)   (15.8%)
                                               =======     ========    =======    =======   =======

---------------

(1) Includes special charges of $68.9 million in cost of revenue and a restructuring charge of $19.5 million.

(2) Includes one-time charge of approximately $18 million in cost of revenue.

(3) Net income includes $10.213 million related to the gain on sale of the Company's interest in Maxoptix Corporation.


BEAR STEARNS                                                             Page 4

                                 PROJECT EAGLE

                         SUMMARY FINANCIAL INFORMATION

               HISTORICAL AND PROJECTED QUARTERLY FINANCIAL DATA
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                            QUARTER ENDING
                                                                 ------------------------------------
                                                                 9/30/95 A    12/31/95 E    3/31/96 E
                                                                 ---------    ----------    ---------
Revenue.......................................................    $ 281.4       $353.4       $ 422.4
Cost of revenue...............................................      281.4        322.6         381.3
                                                                  -------     --------       -------
Gross profit..................................................        0.0         30.8          41.1
Operating expenses:
  Research and development....................................       21.8         23.3          23.9
  Selling, general and administrative.........................       19.5         22.7          23.6
                                                                  -------     --------       -------
Total operating expenses......................................       41.3         46.0          47.5
                                                                  -------     --------       -------
Income (loss) from operations.................................      (41.3)       (15.2)         (6.4)
Other expense, net............................................        2.4          3.0           1.8
                                                                  -------     --------       -------
Income (loss) before income taxes.............................      (43.7)       (18.2)         (8.2)
Provision for income taxes....................................        0.8          0.6           0.6
                                                                  -------     --------       -------
Net income (loss).............................................    $ (44.5)      $(18.8)      $  (8.8)
                                                                  =======     ========       =======
Fully diluted income (loss) per share.........................    $ (0.84)      $(0.35)      $ (0.17)
Revenue Growth
  Year/Year...................................................                    48.4%         53.1%
  Sequential..................................................                    25.6%         19.5%
Gross margin..................................................        0.0%         8.7%          9.7%
Cash..........................................................    $  19.4       $  6.0       $   6.0
Working capital borrowings....................................       72.0         88.5          88.1
Remaining capacity............................................       48.0         31.5          31.9
Accounts receivable...........................................    $ 141.4       $156.0       $ 190.1
Inventory.....................................................      143.2        115.0         131.3

BEAR STEARNS                                                             Page 5

                                 PROJECT EAGLE

                         SUMMARY FINANCIAL INFORMATION

                   RECENT ACTUAL VERSUS PLAN DATA -- REVENUE
                                 (IN MILLIONS)

                                                                 REVENUE
                                   -------------------------------------------------------------------
                                                           VARIANCE                       VARIANCE
                                                        ---------------               ----------------
                                   ACTUAL    PLAN(1)      $         %      PLAN(2)       $         %
                                   ------    -------    ------    -----    -------    -------    -----
9/94............................   $174.4    $209.8     $(35.4)    -17%    $281.3     $(106.9)    -38%
12/94...........................    238.2     217.6       20.6       9%     279.4       (41.2)    -15%
3/95............................    275.9     300.3      (24.4)     -8%     341.8       (65.9)    -19%
6/95............................    315.9     350.2      (34.3)    -10%     333.8       (17.9)     -5%
9/95............................    281.4     362.4      (81.0)    -22%     369.7       (88.3)    -24%
12/95...........................       NA     353.4                  NA     400.9                   NA

---------------

(1) Represents plan completed one month prior to the quarter.

(2) Represents plan completed four months prior to the quarter.

BEAR STEARNS                                                              Page 6

                                 PROJECT EAGLE

                         SUMMARY FINANCIAL INFORMATION

                 RECENT ACTUAL VERSUS PLAN DATA -- GROSS PROFIT
                                 (IN MILLIONS)

                                                              GROSS PROFIT
                                  --------------------------------------------------------------------
                                                           VARIANCE                       VARIANCE
                                                       ----------------               ----------------
                                  ACTUAL    PLAN(1)      $         %       PLAN(2)      $         %
                                  ------    -------    ------    ------    -------    ------    ------
 9/94..........................   $(16.7)    $ 7.2     $(23.9)    -332%     $35.2     $(51.9)    -147%
12/94..........................     21.3      15.3        6.0       39%      26.1       (4.8)     -18%
 3/95..........................     27.5      35.6       (8.1)     -23%      46.0      (18.5)     -40%
 6/95..........................     29.9      48.2      (18.3)     -38%      47.7      (17.8)     -37%
 9/95..........................      0.0      14.5      (14.5)    -100%      53.9      (53.9)    -100%
12/95..........................       NA      30.8                   NA       8.6                   NA

---------------

(1) Represents plan completed one month prior to the quarter.

(2) Represents plan completed four months prior to the quarter.

BEAR STEARNS                                                              Page 7

                                 PROJECT EAGLE

                         SUMMARY FINANCIAL INFORMATION

                RECENT ACTUAL VERSUS PLAN DATA -- PRETAX INCOME
                                 (IN MILLIONS)

                                                             PRETAX INCOME
                                  --------------------------------------------------------------------
                                                           VARIANCE                       VARIANCE
                                                       ----------------               ----------------
                                  ACTUAL    PLAN(1)      $         %       PLAN(2)      $         %
                                  ------    -------    ------    ------    -------    ------    ------
 9/94..........................   $(54.1)   $(30.0)    $(24.1)      80%    $ (2.2)    $(51.9)    2359%
12/94..........................    (15.8)    (21.3)       5.5      -26%     (10.7)      (5.1)      48%
 3/95..........................      1.4      (1.5)       2.9     -193%       7.6       (6.2)     -82%
 6/95..........................    (13.2)      7.5      (20.7)    -276%       6.3      (19.5)    -310%
 9/95..........................    (43.7)    (31.5)     (12.2)      39%      13.3      (57.0)    -429%
12/95..........................       NA     (18.2)                  NA     (38.4)                  NA

---------------

(1) Represents plan completed one month prior to the quarter.

(2) Represents plan completed four months prior to the quarter.

BEAR STEARNS                                                              Page 8

                                 PROJECT EAGLE

                                   SECTION II

                           SUMMARY VALUATION ANALYSIS

BEAR STEARNS

                                 PROJECT EAGLE

                           SUMMARY VALUATION ANALYSIS

           IMPLIED VALUATION BASED ON CONNER PERIPHERALS ACQUISITION

                                                               ACQUISITION OF CONNER PERIPHERALS
                                                         ----------------------------------------------
                                                                                            MAXTOR'S
                                                                     MAXTOR'S IMPLIED    IMPLIED EQUITY
                                                                       EQUITY VALUE        VALUE PER
                                                         MULTIPLE         ($MM)             SHARE(3)
                                                         --------    ----------------    --------------
VALUATION:
  Purchase Price to:
     LTM EPS..........................................     39.4x                  NM                 NM
     Calendar 1995 EPS................................     23.2x                  NM                 NM
     Calendar 1996 EPS(1).............................     15.9x     $443.1 - $911.1     $7.95 - $15.90

  Transaction Value(2) to:
     LTM Revenue......................................     0.54x              $469.0              $7.97
     LTM EBITDA.......................................      8.4x                  NM                 NM
     LTM EBIT.........................................     21.9x                  NM                 NM

HEI OFFER:............................................                        $369.5              $6.70

---------------

(1) Represents low and high end of Maxtor management's projected earnings range ($0.50 to $1.00 per share).

(2) Defined as purchase price of common equity (including options) plus book value of total debt less cash and equivalents.

(3) Equity value per share is calculated on a fully diluted basis using the treasury stock method.

BEAR STEARNS                                                             Page 10

                                 PROJECT EAGLE

                           SUMMARY VALUATION ANALYSIS

  IMPLIED VALUATION BASED ON DIGITAL EQUIPMENT DISK DRIVE BUSINESS ACQUISITION

                                                          ACQUISITION OF DIGITAL'S DISK DRIVE BUSINESS
                                                         ----------------------------------------------
                                                                                            MAXTOR'S
                                                                     MAXTOR'S IMPLIED    IMPLIED EQUITY
                                                                       EQUITY VALUE        VALUE PER
                                                         MULTIPLE         ($MM)             SHARE(3)
                                                         --------    ----------------    --------------
VALUATION:
  Purchase Price to:
     LTM EPS..........................................        NM              NM                 NM
     Calendar 1995 EPS................................        NA              NA                 NA
     Calendar 1996 EPS(1).............................        NA              NA                 NA

  Transaction Value(2) to:
     LTM Revenue......................................     0.45x          $368.9             $ 6.27
     LTM EBITDA.......................................        NA              NM                 NM
     LTM EBIT.........................................        NM              NM                 NM

HEI OFFER:............................................                    $369.5             $ 6.70

---------------

(1) Represents low and high end of Maxtor management's projected earnings range ($0.50 to $1.00 per share).

(2) Defined as purchase price of common equity (including options) plus book value of total debt less cash and equivalents.

(3) Equity value per share is calculated on a fully diluted basis using the treasury stock method.

BEAR STEARNS                                                             Page 11

                                 PROJECT EAGLE

                           SUMMARY VALUATION ANALYSIS

            IMPLIED VALUATION BASED ON OTHER COMPARABLE ACQUISITIONS

                                                               COMPARABLE ACQUISITIONS AS A GROUP
                                                         ----------------------------------------------
                                                                                            MAXTOR'S
                                                                     MAXTOR'S IMPLIED    IMPLIED EQUITY
                                                                       EQUITY VALUE        VALUE PER
                                                         MULTIPLE         ($MM)             SHARE(3)
                                                         --------    ----------------    --------------
VALUATION:
  Purchase Price to:
     LTM EPS..........................................     17.2x                  NM                NM
     Calendar 1995 EPS................................     15.8x                  NA                NA
     Calendar 1996 EPS(1).............................      9.2x     $245.9 - $516.7     $4.60 - $9.20

  Transaction Value(2) to:
     LTM Revenue......................................     0.77x              $724.6            $12.31
     LTM EBITDA.......................................      6.7x                  NM                NM
     LTM EBIT.........................................     12.4x                  NM                NM

HEI OFFER:............................................                        $369.5             $6.70

---------------

(1) Represents low and high end of Maxtor management's projected earnings range ($0.50 to $1.00 per share).

(2) Defined as purchase price of common equity (including options) plus book value of total debt less cash and equivalents.

(3) Equity value per share is calculated on a fully diluted basis using the treasury stock method.

BEAR STEARNS                                                             Page 12

                                 PROJECT EAGLE

                           SUMMARY VALUATION ANALYSIS

        IMPLIED VALUATION BASED ON COMPARABLE PUBLICLY TRADED COMPANIES

                                                       COMPARABLE PUBLICLY TRADED COMPANIES AS A GROUP
                                                       ------------------------------------------------
                                                                                            MAXTOR'S
                                                                    MAXTOR'S IMPLIED     IMPLIED EQUITY
                                                                      EQUITY VALUE         VALUE PER
                                                       MULTIPLE          ($MM)              SHARE(3)
                                                       --------     ----------------     --------------
VALUATION:
  Purchase Price to:
     LTM EPS........................................     11.1x                   NM                 NM
     Calendar 1995 EPS..............................     10.7x                   NA                 NA
     Calendar 1996 EPS(1)...........................      7.2x      $187.1 - $399.0      $3.60 - $7.20

  Transaction Value(2) to:
     LTM Revenue....................................     0.35x               $257.8              $4.38
     LTM EBITDA.....................................      4.5x                   NM                 NM
     LTM EBIT.......................................      6.3x                   NM                 NM

HEI OFFER:..........................................                         $369.5              $6.70

---------------

(1) Represents low and high end of Maxtor management's projected earnings range ($0.50 to $1.00 per share).

(2) Defined as purchase price of common equity (including options) plus book value of total debt less cash and equivalents.

(3) Equity value per share is calculated on a fully diluted basis using the treasury stock method.

BEAR STEARNS                                                             Page 13

                                 PROJECT EAGLE

                                  SECTION III

                         MULTIPLE AND PREMIUM ANALYSIS

BEAR STEARNS

                                 PROJECT EAGLE

                         MULTIPLE AND PREMIUM ANALYSIS

                         VALUATION SENSITIVITY ANALYSIS

                                                             PRICE PER SHARE
                                                   ---------------------------------------
                                                   $5.00      $5.50      $6.00      $6.50
                                                   ------     ------     ------     ------
                                                    ($ IN MILLIONS, EXCEPT SHARE PRICES)
PREMIUM OVER:
  Stock Price 10/25/95(1)...........  $   4.69        6.7%      17.3%      28.0%      38.7%
  52 Week High Closing Price........      7.00      -28.6%     -21.4%     -14.3%      -7.1%
  52 Week Low Closing Price.........      3.63       37.9%      51.7%      65.5%      79.3%
  Average -- Last 30 days(2)........      4.51       10.9%      22.0%      33.0%      44.1%

EQUITY VALUE(3).....................               $269.5     $298.9     $328.3     $357.8
+Total Debt.........................               $175.4     $175.4     $175.4     $175.4
-Cash...............................                (19.4)     (19.4)     (19.4)     (19.4)
                                                   ------     ------     ------     ------
Enterprise value....................               $425.5     $455.0     $484.4     $513.8

PRICE AS A MULTIPLE OF:
  LTM EPS...........................  $  (1.63)        NM         NM         NM         NM
  Calendar 1995 EPS.................     (1.45)        NM         NM         NM         NM
  Calendar 1996 EPS(4)..............      0.50      10.0x      11.0x      12.0x      13.0x
  Calendar 1996 EPS(5)..............      1.00       5.0x       5.5x       6.0x       6.5x
  Tangible Book Value...............  $   (9.2)        NM         NM         NM         NM

ENTERPRISE VALUE AS A MULTIPLE OF:
  LTM Revenue.......................  $1,111.4      0.38x      0.41x      0.44x      0.46x
  LTM EBITDA........................     (41.7)        NM         NM         NM         NM
  LTM EBIT..........................     (75.7)        NM         NM         NM         NM


                                                        PRICE PER SHARE
                                      --------------------------------------------------
                                      $6.70      $7.00      $7.50      $8.00      $8.50
                                      ------     ------     ------     ------     ------
                                                ($ IN MILLIONS, EXCEPT SHARE PRICES)
PREMIUM OVER:
  Stock Price 10/25/95(1)...........    42.9%      49.3%      60.0%      70.7%      81.3%
  52 Week High Closing Price........    -4.3%       0.0%       7.1%      14.3%      21.4%
  52 Week Low Closing Price.........    84.6%      93.1%     106.9%     120.7%     134.5%
  Average -- Last 30 days(2)........    48.6%      55.2%      66.3%      77.4%      88.5%

EQUITY VALUE(3).....................  $369.5     $387.2     $416.6     $446.1     $475.5
+Total Debt.........................  $175.4     $175.4     $175.4     $175.4     $175.4
-Cash...............................   (19.4)     (19.4)     (19.4)     (19.4)     (19.4)
                                      ------     ------     ------     ------     ------
Enterprise value....................  $525.6     $543.3     $572.7     $602.1     $631.6

PRICE AS A MULTIPLE OF:
  LTM EPS...........................      NM         NM         NM         NM         NM
  Calendar 1995 EPS.................      NM         NM         NM         NM         NM
  Calendar 1996 EPS(4)..............   13.4x      14.0x      15.0x      16.0x      17.0x
  Calendar 1996 EPS(5)..............    6.7x       7.0x       7.5x       8.0x       8.5x
  Tangible Book Value...............      NM         NM         NM         NM         NM

ENTERPRISE VALUE AS A MULTIPLE OF:
  LTM Revenue.......................   0.47x      0.49x      0.52x      0.54x      0.57x
  LTM EBITDA........................      NM         NM         NM         NM         NM
  LTM EBIT..........................      NM         NM         NM         NM         NM


---------------

(1) Represents price on the day prior to the first public disclosure that discussions regarding an acquisition were underway.

(2) Represents average price for the thirty days prior to October 26, 1995.

(3) Based on 53.0 million shares outstanding at September 30, 1995 and 5.9 million shares underlying options at November 1, 1995. Reflects proceeds of $24.9 million from assumed options exercise (average exercise price = $4.24).

(4) Represents the low end of Eagle's management projection.

(5) Represents the high end of Eagle's management projection.



BEAR STEARNS                                                            Page 15

                                 PROJECT EAGLE

                         MULTIPLE AND PREMIUM ANALYSIS

                                PREMIUM ANALYSIS

                                                                         AVERAGE OF         AVERAGE OF
                                                           OFFER         COMPARABLE          REMAINING
                                                           PRICE           STORAGE           INTEREST
                                                         PREMIUM(3)    ACQUISITIONS(4)    ACQUISITIONS(5)
                                                         ----------    ---------------    ---------------
Maxtor's Common Stock Closing Price Prior to:
  Acquisition Announcement Date(1):
     One Trading Day Prior...................   $4.69       42.9%           46.0%              25.6%
     Ten Trading Days Prior..................   $4.19       60.0%           59.0%              43.5%
     Thirty Trading Days Prior...............   $5.31       26.1%           53.0%              47.5%
  Manufacturing Sale Announcement Date(2):
     One Trading Day Prior...................   $6.00       11.7%           46.0%              25.6%
     Ten Trading Days Prior..................   $5.38       24.7%           59.0%              43.5%
     Thirty Trading Days Prior...............   $4.50       48.9%           53.0%              47.5%

---------------

(1) The public disclosure that discussions regarding an acquisition of Maxtor by HEI occurred on October 26, 1995.

(2) The public disclosure that Maxtor and HEI had reached an agreement regarding the sale of manufacturing assets occurred after the market closed on September 19, 1995.

(3) Based on HEI's offer price of $6.70 per share.

(4) Based on four public company acquisitions: Conner/Seagate, Read-Rite/Sunward, Archive/Conner and Cipher Data/Archive.

(5) Based on thirteen acquisitions of remaining interests.

BEAR STEARNS                                                            Page 16

                                 PROJECT EAGLE

                                   SECTION IV

                           PRICE AND VOLUME ANALYSIS

BEAR STEARNS

                                                                PROJECT EAGLE

PRICE AND VOLUME ANALYSIS


                             MAXTOR COMMON STOCK
                          PRICE AND VOLUME ANALYSIS

                    MONTHLY: JANUARY 1990 TO OCTOBER 1995


        Monthly stock price and trading volume graph for Maxtor Corporation for the period between January 1990 and October 1995.



BEAR STEARNS                                                         Page 18

                                                               PROJECT EAGLE

PRICE AND VOLUME ANALYSIS


                             MAXTOR COMMON STOCK
                          PRICE AND VOLUME ANALYSIS


                 WEEKLY: JANUARY 1, 1994 TO OCTOBER 30, 1995


     Weekly stock price and trading volume graph for Maxtor Corporation for the period between January 7, 1994 and October 30, 1995


BEAR STEARNS                                                         Page 19

                                                                 PROJECT EAGLE

PRICE AND VOLUME ANALYSIS


                             MAXTOR COMMON STOCK
                          PRICE AND VOLUME ANALYSIS

                  DAILY: JANUARY 1, 1995 TO OCTOBER 30, 1995


     Daily stock price and trading volume graph for Maxtor Corporation for the period between January 2, 1995 and October 30, 1995



BEAR STEARNS                                                           Page 20

                                                                 PROJECT EAGLE

PRICE AND VOLUME ANALYSIS


                             MAXTOR COMMON STOCK
                            TRADED VOLUME ANALYSIS

                      JANUARY 3, 1994 TO OCTOBER 30, 1995


    Shares Traded at Various Prices graph for Maxtor Corporation for the period between January 3, 1994 and October 30, 1995.


BEAR STEARNS                                                           Page 21

                                                                  PROJECT EAGLE

PRICE AND VOLUME ANALYSIS


                             MAXTOR COMMON STOCK
                            TRADED VOLUME ANALYSIS

                     JANUARY 3, 1995 TO OCTOBER 30, 1995


        Shares traded at various prices graph for Maxtor Corporation for the period between January 3, 1995 and October 30, 1995.


BEAR STEARNS                                                            Page 22

                                                                  PROJECT EAGLE

EXHIBIT A





                     CONTROL PREMIUM ANALYSIS OF SELECTED
                     COMPARABLE PUBLICLY TRADED COMPANIES










BEAR STEARNS

                                                                PROJECT EAGLE

CONTROL PREMIUM ANALYSIS OF SELECTED COMPARABLE PUBLICLY TRADED
COMPANIES

ASSUMED 50% CONTROL PREMIUM

                                                                                        Western
                                           Micropolis      Quantum       Seagate        Digital
                                          Corporation    Corporation    Technology    Corporation
                                          -----------    -----------    ----------    -----------
MARKET DATA
  Ticker Symbol                               MLIS            QNTM            SEG           WDC
  Current Price (10/30/95)                  $4.125         $17.375        $46.625       $15.750

  50.00% Premium to Current Price
    Market Value (millions)                  $96.2        $1,346.4       $5,034.8      $1,196.6
    Enterprise Value (millions)              147.6         1,660.5        4,338.6         954.7
                                                                                                    Harmonic
                                                                                                      Mean       High     Low
    Ratio of Premium Price to:                                                                     -----------------------------
      Estimated Calendar 1996 EPS              NM             8.1x          12.8x        13.2x       10.8x      13.2x     8.1x
      Estimated Calendar 1995 EPS              NM            16.7           14.7         16.8        16.0       16.8     14.7
      Latest Twelve Months EPS                 NM            24.4           18.0         12.0        16.7       24.4     12.0

    Ratio of Premium Enterprise Value to:
      LTM Net Revenue                         0.53x           0.42x          0.96x        0.43x       0.53x      0.96x    0.42x
      LTM EBITDA                               NM             8.8            6.6          6.6         7.2        8.8      6.6
      LTM EBIT                                 NM            11.4            9.8          9.4        10.1       11.4      9.4




BEAR STEARNS                                                            Page 24

                                                                PROJECT EAGLE

CONTROL PREMIUM ANALYSIS OF SELECTED COMPARABLE PUBLICLY TRADED
COMPANIES

ASSUMED 40% CONTROL PREMIUM

                                                                                        Western
                                           Micropolis      Quantum       Seagate        Digital
                                          Corporation    Corporation    Technology    Corporation
                                          -----------    -----------    ----------    -----------
MARKET DATA
  Ticker Symbol                               MLIS            QNTM            SEG           WDC
  Current Price (10/30/95)                  $4.125         $17.375        $46.625       $15.750

  40.00% Premium to Current Price
    Market Value (millions)                  $89.8        $1,256.7       $4,699.2      $1,116.8
    Enterprise Value (millions)              141.2         1,570.8        4,003.0         874.9
                                                                                                    Harmonic
                                                                                                      Mean       High     Low
    Ratio of Premium Price to:                                                                     -----------------------------
      Estimated Calendar 1996 EPS              NM             7.6x          11.9x        12.3x       10.1x      12.3x     7.6x
      Estimated Calendar 1995 EPS              NM            15.6           13.7         15.6        14.9       15.6     13.7
      Latest Twelve Months EPS                 NM            22.7           16.8         11.2        15.6       22.7     11.2

    Ratio of Premium Enterprise Value to:
      LTM Net Revenue                         0.51x           0.40x          0.88x        0.39x       0.49x      0.88x    0.39x
      LTM EBITDA                               NM             8.3            6.1          6.0         6.7        8.3      6.0
      LTM EBIT                                 NM            10.8            9.0          8.6         9.4       10.8      8.6




BEAR STEARNS                                                            Page 25

                                                                PROJECT EAGLE

CONTROL PREMIUM ANALYSIS OF SELECTED COMPARABLE PUBLICLY TRADED
COMPANIES

ASSUMED 30% CONTROL PREMIUM

                                                                                        Western
                                           Micropolis      Quantum       Seagate        Digital
                                          Corporation    Corporation    Technology    Corporation
                                          -----------    -----------    ----------    -----------
MARKET DATA
  Ticker Symbol                               MLIS            QNTM            SEG           WDC
  Current Price (10/30/95)                  $4.125         $17.375        $46.625       $15.750

  30.00% Premium to Current Price
    Market Value (millions)                  $83.4        $1,166.9       $4,363.5      $1,037.0
    Enterprise Value (millions)              134.7         1,481.0        3,667.3         795.2
                                                                                                    Harmonic
                                                                                                      Mean       High     Low
    Ratio of Premium Price to:                                                                     -----------------------------
      Estimated Calendar 1996 EPS              NM             7.0x          11.1x        11.4x        9.4x      11.4x     7.0x
      Estimated Calendar 1995 EPS              NM            14.5           12.7         14.5        13.8       14.5     12.7
      Latest Twelve Months EPS                 NM            21.1           15.6         10.4        14.5       21.1     10.4

    Ratio of Premium Enterprise Value to:
      LTM Net Revenue                         0.49x           0.38x          0.81x        0.36x       0.46x      0.81x    0.36x
      LTM EBITDA                               NM             7.8            5.6          5.5         6.1        7.8      5.5
      LTM EBIT                                 NM            10.2            8.3          7.8         8.7       10.2      7.8




BEAR STEARNS                                                            Page 26

                                                                  PROJECT EAGLE

EXHIBIT B





                        SURVEY OF SELECTED COMPARABLE
                          PUBLICLY TRADED COMPANIES









BEAR STEARNS

                                                                   PROJECT EAGLE

           SURVEY OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES

SUMMARY MARKET TRADING, VALUATION AND CAPITALIZATION STATISTICS FOR THE LATEST TWELVE MONTHS AND PROJECTED PERIODS


                                                                       Earnings Per Share(a)              Price/EPS(a)
                                  Latest     Latest    Closing     -----------------------------    --------------------------
                                  Fiscal    12 Months   Price               1995 Cal.  1996 Cal.          1995 Cal.  1996 Cal.
    Company                      Year End     Ended    10/30/95     LTM     Estimate   Estimate     LTM   Estimate   Estimate
    -------                      --------   ---------  --------    ------   --------   ---------    ---   ---------  ---------
Maxtor Corporation                3/25/95    9/24/95    $ 6.700    ($1.63)   ($1.45)     $0.50      NM      NM        13.4x
                                 --------    -------    -------    ------    ------     ------      ----    ----      ----
Micropolis Corporation           12/30/94    9/29/95      4.125     (3.51)    (3.53)    ($0.20)     NM      NM        NM

Conner Peripherals, Inc.         12/31/94    9/30/95     18.250      0.62      0.98       1.47      29.5    18.6      12.4

Quantum Corporation               3/31/95    10/1/95     17.375      1.07      1.56       3.21      16.2    11.1       5.4

Seagate Technology, Inc.          6/30/95    6/30/95     46.625      3.89      4.77       5.48      12.0     9.8       8.5

Western Digital Corporation        7/1/95    9/30/95     15.750      1.97      1.41       1.79       8.0    11.2       8.8
                                 --------    -------    -------    ------    ------     ------      ----    ----      ----
    High (Exc. Maxtor and Conner)                                                                   16.2x   11.2x      8.8x

     Median (Exc. Maxtor and Conner)                                                                12.0    11.1       8.5

     Harmonic Mean
       (Exc. Maxtor and Conner)                                                                     11.1    10.7       7.2

     Low (Exc. Maxtor and Conner)                                                                    8.0     9.8       5.4


                                                                                                             Enterprise Val.
                                 Book       Latest                    Market Value/                       as a Multiple of(e)
                                 Value      Shares               -----------------------   Enter-   ----------------------------
                                 Common    Outstanding  Market    LTM Cash  Tangible       prise      LTM      LTM      LTM
    Company                      Equity    (millions)   Value(b)  Flow(c)   Book Val.(d)   Val.(e)   Revenues  EBIT(f)  EBITDA(g)
    -------                      ------    -----------  --------  -------   ------------   --------  --------  -------  ---------
Maxtor Corporation                 ($9.2)    52.974      $369.4    NM         NM             $525.5    0.47x    NM        NM
                                 -------     ------     -------    ---        ---           -------    ----     ----      ---
Micropolis Corporation              32.5     15.547        64.1    NM         2.0             115.5    0.42     NM        NM

Conner Peripherals, Inc.           383.7     53.353       973.7    7.0        2.8           1,158.6    0.46     20.6x     7.6x

Quantum Corporation                653.1     51.661       897.6    8.9        1.6           1,211.7    0.31      8.3      6.4

Seagate Technology, Inc.         1,541.8     71.990     3,356.5    6.3        2.5           2,660.4    0.59      6.0      4.0

Western Digital Corporation        461.8     50.648       797.7    5.8        1.8             555.8    0.25      5.3      3.8
                                 -------     ------     -------    ---        ---           -------    ----     ---       ---
     High (Exc. Maxtor and Conner)                                 8.9x       2.5x                     0.59x     8.3x     6.4x

     Median (Exc. Maxtor and Conner)                               6.3        1.9                      0.36      6.0      4.0

     Harmonic Mean
       (Exc. Maxtor and Conner)                                    6.7        1.9                      0.35      6.3      4.5

     Low (Exc. Maxtor and Conner)                                  5.8        1.6                      0.25      5.3      3.8


BEAR STEARNS                                                            Page 28

                                                                PROJECT EAGLE

           SURVEY OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES


SUMMARY MARKET TRADING, VALUATION AND CAPITALIZATION STATISTICS FOR THE LATEST TWELVE MONTHS AND PROJECTED PERIODS

                                                Revenues                  Gross Profit          S,G&A              R&D
                                    --------------------------------    ----------------   ----------------  -------------------
   Company                            LTM      LTM Growth   CAGR (h)     $      % of Rev.    $     % of Rev.    $      % of Rev.
   -------                          --------   ---------    --------    ----    --------   -----   --------   ------   ---------
Maxtor                              $1,111.4     14.4%      (20.3)%    $ 78.7      7.1%     $ 77.9   7.0%     $ 76.8      6.9%
                                    --------     ----       -----      ------      ---      ------   ---      ------     ----

Micropolis Corporation                 277.4    (15.7)       (6.6)       37.5     13.5       44.6   16.1        44.5     16.0

Conner Peripherals, Inc.             2,531.5      7.8         2.8       414.3     16.4      213.7    8.4       135.4      5.4

Quantum Corporation                  3,922.4     50.3        40.9       556.9     14.2      189.0    4.8       222.4      5.7

Seagate Technology, Inc.             4,539.6     29.7        22.1       931.9     20.5      268.9    5.9       220.0      4.8

Western Digital Corporation          2,224.4     29.4        31.9       377.1     17.0      133.0    6.0       142.8      6.4
                                    --------     ----        ----       -----     ----      ------  ----       ------     ----

    High (Exc. Maxtor)                           50.3%       40.9%                20.5%             16.1%                16.0%

    Median (Exc. Maxtor)                         29.4        22.1                 16.4               6.0                  5.7

    Low (Exc. Maxtor)                           (15.7)       (6.6)                13.5               4.8                  4.8


                                              Operating Income                  Net Income                EBIT (f)
                                          -------------------------      -----------------------    ----------------------
         Company                            $             % of Rev.         $         % of Rev.        $         % of Rev.
         -------                         -------          ---------      -------      ---------     -------      ---------
Maxtor                                    ($75.7)          (6.8)%        ($83.8)       (7.5)%       ($75.7)       (6.8)%
                                          ------           -----         ------        -----        ------       ------
Micropolis Corporation                     (51.7)         (18.6)          (54.1)      (19.5)         (51.7)      (18.6)

Conner Peripherals, Inc.                    65.1            2.6            32.9         1.3           56.3         2.2

Quantum Corporation                        145.5            3.7            57.1         1.5          145.5         3.7

Seagate Technology, Inc.                   443.0            9.8           335.4         7.4          447.1         9.8

Western Digital Corporation                101.3            4.6            96.9         4.4          104.4         4.7
                                          ------           -----         ------       -----         ------       -----

    High (Exc. Maxtor)                                      9.8%                        7.4%                       9.8%

    Median (Exc. Maxtor)                                    3.7                         1.5                        3.7

    Low (Exc. Maxtor)                                     (18.6)                      (19.5)                     (18.6)


BEAR STEARNS                                                             Page 29

                                                                 PROJECT EAGLE

           SURVEY OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES

SUMMARY MARKET TRADING, VALUATION AND CAPITALIZATION STATISTICS FOR THE LATEST TWELVE MONTHS AND PROJECTED PERIODS


                                      Cash         Accounts Receivable         Inventory         Accounts Payable
                              ------------------   --------------------   -------------------   -------------------
                              Latest      % of     Latest    Avg. Days    Latest    Avg. Inv.   Latest    Avg. Days
        Company               Balance   Revenues   Balance   Receivable   Balance     Turns     Balance    Payable
        -------               -------   --------   -------   ----------   -------   ---------   -------   ---------
Maxtor                         $ 16.9      1.5%    $141.4        38       $143.2        8.2x    $161.4        49
                              -------     ----     ------        --       ------       ----     ------        --
Micropolis Corporation           37.3     13.5       45.0        65         53.8        4.6       40.9        64
Conner Peripherals, Inc.        349.5     13.8      418.4        51        265.4        7.5      259.6        34
Quantum Corporation             158.8      4.0      666.5        51        482.3        9.9      529.7        46
Seagate Technology, Inc.      1,246.6     27.5      567.7        39        395.8        9.8      460.2        42
Western Digital Corporation     241.9     10.9      319.1        46        147.1       15.2      288.9        48
                              -------     ----     ------        --       ------       ----     ------        --
  High (Exc. Maxtor)                      27.5%                  65                    15.2x                  64
  Median (Exc. Maxtor)                    13.5                   51                     9.8                   46
  Low (Exc. Maxtor)                        4.0                   39                     4.6                   34


                               Net Working Capital           Total Debt
                              ---------------------    ----------------------
                              Latest      Avg. NWC     Latest         % of
        Company               Balance     % of Rev.    Balance     Total Cap.
        -------               -------     ---------    -------     ----------
Maxtor                        $ 68.9         3.2%      $175.4        105.6%
                              ------        ----       ------        -----
Micropolis Corporation          34.5        15.1         88.7         73.2
Conner Peripherals, Inc.       412.8        14.9        531.0         57.8
Quantum Corporation            523.2        10.2        472.9         42.0
Seagate Technology, Inc.       299.1         5.6        550.4         26.3
Western Digital Corporation    101.6         3.7          0.0          0.0
                              ------        ----       ------        -----
  High (Exc. Maxtor)                        15.1%                     73.2%
  Median (Exc. Maxtor)                      10.2                      42.0
  Low (Exc. Maxtor)                          3.7                       0.0



BEAR STEARNS                                                            Page 30

                                                                 PROJECT EAGLE

           SURVEY OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES


Footnotes
______________

Note: Data adjusted to exclude extraordinary and non-recurring items.

LTM: Latest Twelve Months; NA: Not Available; NM: Not Meaningful

(a) Source of E.P.S. estimates: First Call median estimates (October 27, 1995).

(b) Market value = Share Price * Latest Shares Outstanding.

(c) Funds from Operations (Cash Flow) = Net Income + Depreciation and Amortization + Other Non-cash Items.

(d) Tangible Book Value = Book Value of Total Shareholders' Equity - Liquidation Value of Preferred Equity - Intangible Assets.

(e) Enterprise Value = Market Value + Preferred Equity + Minority Interest + Total Debt - Cash and Cash Equivalents.

(f) EBIT: Earnings Before Interest and Taxes.

(g) EBITDA: Earnings Before Interest, Taxes and Depreciation and Amortization.

(h) Compound Annual Growth Rate for the latest three fiscal years.

(i) Return on Equity = Net Income/Average Book Value of Shareholders' Equity.

(j) Return on Assets = EBIT/Average Balance of Total Assets.

(k) Free Cash Flow = Funds from Operations + Cash Effects of Changes in Net Working Capital - Capital Expenditures.


BEAR STEARNS                                                            Page 31

PROJECT EAGLE


           SURVEY OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES

RANKING TABLES


          Price/LTM EPS                        Price/Calendar 1995 EPS                Price/Calendar 1996 EPS
          -------------                        -----------------------                -----------------------
Conner Peripherals, Inc.       29.5x    Conner Peripherals, Inc.       18.6x    Maxtor Corporation             13.4
Quantum Corporation            16.2     Western Digital Corporation    11.2     Conner Peripherals, Inc.       12.4
Seagate Technology, Inc.       12.0     Quantum Corporation            11.1     Western Digital Corporation     8.8
Western Digital Corporation     8.0     Seagate Technology, Inc.        9.8     Seagate Technology, Inc.        8.5
Micropolis Corporation           NM     Micropolis Corporation           NM     Quantum Corporation             5.4
Maxtor Corporation               NM     Maxtor Corporation               NM     Micropolis Corporation           NM
  Harmonic Mean                           Harmonic Mean                          Harmonic Mean
    (Excl. Maxtor and Conner)  11.1x        (Excl. Maxtor and Conner)  10.7x        (Excl. Maxtor and Conner)   7.2x


      Enterprise Value/Revenue                Enterprise Value/EBITDA                  Enterprise Value/EBIT
      ------------------------                -----------------------                  ---------------------
Seagate Technology, Inc.       0.59x    Conner Peripherals, Inc.        7.6x    Conner Peripherals, Inc.       20.6x
Maxtor Corporation             0.47     Quantum Corporation             6.4     Quantum Corporation             8.3
Conner Peripherals, Inc.       0.46     Seagate Technology, Inc.        4.0     Seagate Technology, Inc.        6.0
Micropolis Corporation         0.42     Western Digital Corporation     3.8     Western Digital Corporation     5.3
Quantum Corporation            0.31     Micropolis Corporation           NM     Micropolis Corporation           NM
Western Digital Corporation    0.25     Maxtor Corporation               NM     Maxtor Corporation               NM
 Harmonic Mean                           Harmonic Mean                           Harmonic Mean
    (Excl. Maxtor and Conner)  0.35x        (Excl. Maxtor and Conner)   4.5x        (Excl. Maxtor and Conner)   6.3x


BEAR STEARNS                                                             Page 32

                                                                PROJECT EAGLE

           SURVEY OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES

RANKING TABLES

       LTM Revenue (Millions)                     LTM Gross Profit (Millions)                 LTM EBITDA (Millions)
       ----------------------                     ---------------------------                 ---------------------
Seagate Technology, Inc.      $4,539.6     Seagate Technology, Inc.         $931.9      Seagate Technology, Inc.         $662.5
Quantum Corporation            3,922.4     Quantum Corporation               556.9      Quantum Corporation               189.4
Conner Peripherals, Inc.       2,531.5     Conner Peripherals, Inc.          414.3      Conner Peripherals, Inc.          151.8
Western Digital Corporation    2,224.4     Western Digital Corporation       377.1      Western Digital Corporation       148.0
Maxtor Corporation             1,111.4     Maxtor Corporation                 78.7      Micropolis Corporation            (29.0)
Micropolis Corporation           277.4     Micropolis Corporation             37.5      Maxtor Corporation                (41.7)


         LTM EBIT (Millions)                    LTM Pretax Income (Millions)                 LTM Net Income (Millions)
         -------------------                    ----------------------------                 -------------------------
Seagate Technology, Inc.        $447.1     Seagate Technology, Inc.         $479.7      Seagate Technology, Inc.         $335.4
Quantum Corporation              145.5     Quantum Corporation               119.9      Western Digital Corporation        96.9
Western Digital Corporation      104.4     Western Digital Corporation       114.0      Quantum Corporation                57.1
Conner Peripherals, Inc.          56.3     Conner Peripherals, Inc.           49.5      Conner Peripherals, Inc.           32.9
Micropolis Corporation           (51.7)    Micropolis Corporation            (55.2)     Micropolis Corporation            (54.1)
Maxtor Corporation               (75.7)    Maxtor Corporation                (81.6)     Maxtor Corporation                (83.8)


BEAR STEARNS                                                           Page 33

                                                                PROJECT EAGLE

           SURVEY OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES

RANKING TABLES

       2-Year Revenue CAGR                          LTM Gross Margin                          LTM EBITDA Margin
       -------------------                          ----------------                          -----------------
Quantum Corporation              40.9%      Seagate Technology, Inc.         20.5%     Seagate Technology, Inc.         14.6%
Western Digital Corporation      31.9%      Western Digital Corporation      17.0%     Western Digital Corporation       6.7%
Seagate Technology, Inc.         22.1%      Conner Peripherals, Inc.         16.4%     Conner Peripherals, Inc.          6.0%
Conner Peripherals, Inc.          2.8%      Quantum Corporation              14.2%     Quantum Corporation               4.8%
Micropolis Corporation             NM       Micropolis Corporation           13.5%     Maxtor Corporation                NM
Maxtor Corporation                 NM       Maxtor Corporation                7.1%     Micropolis Corporation            NM
                                 -----                                       -----                                      -----
      Mean (Excl. Maxtor)        24.4%            Mean (Excl. Maxtor)        16.3%           Mean (Excl. Maxtor)         8.0%


        LTM EBIT Margin                            LTM Pretax Margin                          LTM Net Margin
        ---------------                            -----------------                          --------------
Seagate Technology, Inc.          9.8%      Seagate Technology, Inc.         10.6%     Seagate Technology, Inc.          7.4%
Western Digital Corporation       4.7%      Western Digital Corporation       5.1%     Western Digital Corporation       4.4%
Quantum Corporation               3.7%      Quantum Corporation               3.1%     Quantum Corporation               1.5%
Conner Peripherals, Inc.          2.2%      Conner Peripherals, Inc.          2.0%     Conner Peripherals, Inc.          1.3%
Maxtor Corporation                 NM       Maxtor Corporation                NM       Maxtor Corporation                NM
Micropolis Corporation             NM       Micropolis Corporation            NM       Micropolis Corporation            NM
                                 -----                                       -----                                      -----
      Mean (Excl. Maxtor)         5.1%            Mean (Excl. Maxtor)         5.2%           Mean (Excl. Maxtor)         3.6%



BEAR STEARNS                                                           Page 34

PROJECT EAGLE


           SURVEY OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES

RANKING TABLES


      Market Value (Millions)               Enterprise Value (Millions)                 LTM Return on Equity
      -----------------------               ---------------------------                 --------------------
Seagate Technology, Inc.   $3,356.5     Seagate Technology, Inc.   $2,660.4     Western Digital Corporation    24.6%
Conner Peripherals, Inc.      973.7     Quantum Corporation         1,211.7     Seagate Technology, Inc.       23.4%
Quantum Corporation           897.6     Conner Peripherals, Inc.    1,158.6     Conner Peripherals, Inc.        9.8%
Western Digital Corporation   797.7     Western Digital Corporation   555.8     Quantum Corporation             9.7%
Maxtor Corporation            369.4     Maxtor Corporation            525.5     Micropolis Corporation           NM
Micropolis Corporation         64.1     Micropolis Corporation        115.5     Maxtor Corporation               NM
                                                                                                               -----
                                                                                   Mean (Excl. Maxtor)         16.9%

       LTM Return on Assets               Total Debt/Total Capitalization                 Cash (Millions)
       --------------------               -------------------------------                 ---------------
Seagate Technology, Inc.      14.3%     Western Digital Corporation    0.0%     Seagate Technology, Inc.    $1,246.6
Western Digital Corporation   13.3%     Seagate Technology, Inc.      26.3%     Conner Peripherals, Inc.       349.5
Quantum Corporation            9.7%     Quantum Corporation           42.0%     Western Digital Corporation    241.9
Conner Peripherals, Inc.       3.8%     Conner Peripherals, Inc.      57.8%     Quantum Corporation            158.8
Maxtor Corporation              NM      Micropolis Corporation        73.2%     Micropolis Corporation          37.3
Micropolis Corporation          NM      Maxtor Corporation           105.6%     Maxtor Corporation              19.4
                              -----                                  ------
  Mean (Excl. Maxtor)         10.3%        Mean (Excl. Maxtor)        39.9%

     Cash as a % of LTM Revenue                    Current Ratio                             Quick Ratio
     --------------------------                    -------------                             -----------
Seagate Technology, Inc.      27.5%     Conner Peripherals, Inc.       2.7x     Seagate Technology, Inc.        2.0x
Conner Peripherals, Inc.      13.8%     Seagate Technology, Inc.       2.7      Conner Peripherals, Inc.        1.7
Micropolis Corporation        13.5%     Micropolis Corporation         2.1      Western Digital Corporation     1.5
Western Digital Corporation   10.9%     Western Digital Corporation    1.9      Quantum Corporation             1.4
Quantum Corporation            4.0%     Quantum Corporation            1.9      Micropolis Corporation          1.2
Maxtor Corporation             1.5%     Maxtor Corporation             1.0      Maxtor Corporation              0.5
                              -----                                    ---                                      ---
  Mean (Excl. Maxtor)         13.9%        Mean (Excl. Maxtor)         2.3x         Mean (Excl. Maxtor)         1.6x


BEAR STEARNS                                                            Page 35

                                                                  PROJECT EAGLE

EXHIBIT C


                        SURVEY OF COMPARABLE ACQUISITIONS




BEAR STEARNS

                                                                  PROJECT EAGLE

SURVEY OF COMPARABLE ACQUISITIONS

                      SURVEY OF COMPARABLE ACQUISITIONS
                     JANUARY 1, 1990 TO OCTOBER 31, 1995


                                                              Price of
                                                             Equity as a        Price as a                    Enterprise Value
                                                             Multiple of        Multiple of                   As a Multiple of
                                                             ----------- --------------------------    -----------------------------
                                                               Tangible
   Date                                                         Book      LTM     Current     Next       LTM       LTM        LTM
Effective(1)           Target                   Acquiror        Value    EPS(2)    FY EPS    FY EPS    Revenue   EBITDA(3)   EBIT(3)
------------  --------------------------   ------------------  --------  ------   -------    ------    -------   ---------   -------
  Pending     Conner Peripherals           Seagate Technology   3.5x     39.4x     23.2x     15.9x      0.54x      8.4x      21.9x

 10/03/94     Digital Equipment Corp       Quantum Corp.        1.1       NM        NA        NA        0.45       NA         NM

 08/23/94     Sunward Technologies         Read-Rite            4.9      25.4      17.0       7.7       1.04       NA        24.4

 12/29/92     Archive(6)                   Conner Peripherals   NM       14.1      18.1      12.2       0.81       5.8       11.2

 10/23/92     Colorado Memory Systems(7)   Hewlett-Packard      NM       11.0      10.4       7.2       1.69       6.3        6.7

 12/20/91     Dastek                       Komag                3.2      15.6       NA        NA        1.34       NA        13.2

 12/12/91     WangDAT                      Rexon                5.3       NM        NA        NA        0.86       NM         NM

 04/24/90     Cipher Data Products         Archive              1.3       NM        NM        7.5       0.59       NM         NM

                                           High                 5.3x     39.4x     23.2x     15.9x      1.69x      8.4x      24.4x
                                           Median               3.4      15.6      17.6       7.7       0.84       6.3       13.2
                                           Harmonic Mean        2.3      17.2      15.8       9.2       0.77       6.7       12.4
                                           Low                  1.1      11.0      10.4       7.2       0.45       5.8        6.7


BEAR STEARNS                                                          Page 37

                                                                  PROJECT EAGLE

ANALYSIS OF COMPARABLE ACQUISITIONS

                      SURVEY OF COMPARABLE ACQUISITIONS
                      JANUARY 1, 1990 TO OCTOER 31, 1995



                                                                                                                   Premium to
                                                                                                                  Target Price
                                                                                                               -----------------
                                                                              Purchase  Purchase  Aggregate    Number of Trading
                                                                               Price     Price   Transaction      Days Before
   Date                                                    Description of       Per       Of        Value        Announcement(4)
Effective(1)        Target                Acquiror             Target          Share    Equity      ($mm)       1     10     30
------------   ------------------     ------------------   ---------------     ------   ------      -------    ---    ---   ----
Pending        Conner Peripherals     Seagate Technology   Mnfr disk drives    $20.88   $1157.5     $1303.2     24%   53%   59%(5)
10/03/94       Digital Equipment Corp Quantum Corp.        Mnfr disk drives        NA     355.2       354.6      NA    NA    NA
08/23/94       Sunward Technologies   Read-Rite            Mnfr drive
                                                             components         13.46     109.4       114.9     33%   35%   44%
12/29/92       Archive(6)             Conner Peripherals   Mnfr tape drives     11.25     184.1       295.2     58%   64%   48%
10/23/92       Colorado Memory
                 Systems(7)           Hewlett-Packard      Mnfr tape drives     11.00     237.2       248.2      NA    NA    NA
12/20/91       Dastek                 Komag                Mnfr drive
                                                             components            NA      48.3        60.2      NA    NA    NA
12/12/91       WangDAT                Rexon                Mnfr tape drives        NA      12.0        13.2      NA    NA    NA
04/24/90       Cipher Data Products   Archive              Mnfr tape drives      8.25     122.5       121.7     69%   83%   61%

                                      High                                                                      69%   83%   61%
                                      Median                                                                    45%   58%   53%
                                      Mean                                                                      46%   59%   53%
                                      Low                                                                       24%   35%   44%




BEAR STEARNS                                                            Page 38

                                                                PROJECT EAGLE

ANALYSIS OF COMPARABLE ACQUISITIONS

                      SURVEY OF COMPARABLE ACQUISITIONS
                     JANUARY 1, 1990 TO OCTOBER 31, 1995

Footnotes:

   NA--Not available; NM--Not meaningful.
  (1) Source: Securities Data Company.
  (2) From continuing operations, before non-recurring and extraordinary items, if any, before the cumulative effect of an accounting change, if any, and fully-diluted if applicable.
  (3) From continuing operations and before non-recurring items.
  (4) Announcement date for purposes of the premium calculations is assumed to be the date when the initial offer was made for the target.
  (5) Acquisition rumors pushed Conner's stock higher on the day prior to the announcement of its acquisition by Seagate. The premiums paid relative to Conner's normalized stock price one, ten and thirty trading days prior to September 16, 1995 (the date rumors began to circulate) are 40%, 56% and 59%.
  (6) Operating results exclude non-recurring royalty income of $0.13 per share in the LTM ended October 2, 1992. Depreciation and amortization data is based on the annualized results for the nine months ended July 3, 1992. Tangible book value is as of July 3, 1992.
  (7) Offering price per common share is estimated. CMS's operating results for the LTM ended July 30, 1992 excludes royalties payable to related parties of $18.2 million. Including this amount, the company's operating income and margin would have been $18.9 million and 12.9%, respectively. Earnings estimates are for calendar years 1992 and 1993 and exclude the effect of the company's attempted public offering.



BEAR STEARNS                                                            Page 39

                                                                 PROJECT EAGLE




EXHIBIT D










                       PREMIUM ANALYSIS OF SELECTED
                       ACQUISITIONS OF REMAINING INTERESTS




BEAR STEARNS

                                                                  PROJECT EAGLE

PREMIUM ANALYSIS OF SELECTED ACQUISITIONS OF REMAINING INTERESTS

                     ACQUISITIONS OF REMAINING INTERESTS
                               GREATER THAN 20%
                     JANUARY 1, 1994 TO OCTOBER 30, 1995

                                                                                                Premium     Premium
                                                                                                 1 day      10 days
                                                                                                prior to    prior to    Premium
                                                                         Price                  announce-   announce-   30 days
                                                              Date        Per    Remaining %      ment        ment     prior to
          Target Name                  Acquiror Name        Announced    Share    acquired        date        date     ann. date
-------------------------------   -----------------------  -----------  -------  ------------   ----------  ---------  ---------
MAXTOR CORPORATION                HYUNDAI ELECTRONICS        10/26/95     $6.70      63.3         42.9%       60.0%       26.1%

GEICO Corp(Berkshire Hathaway)    Berkshire Hathaway Inc      8/25/95    $70.00      49.0         25.6%       24.2%       25.0%
EB Inc(Parkway Co)                Parkway Co                  6/30/94     17.66      48.7         23.9%       53.6%       53.6%
General Cable(Cie Gen de Eaux)    Wassall PLC                  5/5/94      6.00      46.3         17.1%       17.1%       17.1%
S & M Co                          Investor Group               6/9/94      1.43      46.2         -4.7%       20.4%       52.5%
Forum Retirement Partners LP      Forum Group Inc             9/25/95      2.83      38.0         41.5%       41.5%       41.5%
LDB Corp                          Investor Group              9/13/94      7.50      31.0         42.9%       66.7%       53.8%
IG Laboratories Inc               Genzyme Corp                2/15/95      7.00      31.0         43.6%      133.3%      133.3%
Sandata Inc                       Investor Group              3/25/94      2.52      29.1         55.1%      101.6%       83.3%
Mascott Corp                      DINE LLC                    4/13/95      1.55      25.0          3.3%          NA          NA
Grand Gaming Corp                 Grand Casinos Inc            7/6/95      5.06      22.2         34.9%       30.6%       44.6%
Bic Corp(BIC SA)                  BIC SA                      5/19/95     40.50      22.0         13.3%       11.3%       29.6%
Chemical Waste Management Inc     WMX Technologies Inc        7/28/94      8.85      21.5         10.6%       -1.7%        2.6%
SCOR US Corp(SCOR SA)             SCOR                        9/26/95     14.00      20.0         25.8%       23.1%       33.3%

                                                                                     High         55.1%      133.3%      133.3%
                                                                                     Mean         25.6%       43.5%       47.5%
                                                                                      Low         -4.7%       -1.7%        2.6%


BEAR STEARNS                                                             Page 41